UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report: December 18, 1997


                              TVI CORPORATION


     Maryland                     0-10449                52-1085536
State of Incorporation    Commission File Number         IRS EIN No.



               10209 Bacon Drive, Beltsville, Maryland 20705

                               (301) 595-9233


ITEM 5  - OTHER EVENTS

The company has postponed the effective date of its reverse stock split previously scheduled for December 31, 1997.

The Board of Directors will consider the reverse split at its next regular meeting and expects to set a new effective date at that time. The next regular Board meeting is tentatively scheduled for January 31, 1998.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TVI CORPORATION


Date:   /s/ Decembr 19,1997                       By:   /s/Allen E. Bender
                                            Allen E. Bender, President